UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington D. C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 22, 2005

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Cord Blood America, Inc.

(Exact name of registrant as specified in charter)

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Florida	000-50746	65-1078768
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9000 W. Sunset Boulevard, Suite 400, West Hollywood, CA  90069

(Address of principal executive offices)

(310) 432-4090

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On June 22, 2005, the Board of Directors of the Company re-elected Matthew L. Schissler as Chairman of the Board. The term of re-election extends through July 1, 2008 and was awarded via unanimous vote.

Matthew L. Schissler has been Chairman and CEO of the Company since its inception in January 2003. There have been no transactions between Mr. Schissler and the Company or any of its subsidiaries that is required to be reported pursuant to Item 404(a) of Regulation S-B. Mr. Schissler is married to the President and Chief Operating Officer of the Company, Stephanie Schissler.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORD BLOOD AMERICA, INC.
By:	/s/ SANDRA D. SMITH
Sandra D. Smith,
Chief Financial Officer

Date:  June 28, 2005

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